UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06221

Brandywine Blue Fund, Inc.

(Exact name of registrant as specified in charter)

P.O. Box 4166
Greenville, DE 19807

(Address of principal executive offices) (Zip code)

William F. D’Alonzo
P.O. Box 4166
Greenville, Delaware 19807

         (Name and address of agent for service)

(302) 656-3017

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

Managed by Friess Associates, LLC	Annual Report	September 30, 2013

Dear Fellow Shareholders:

The Brandywine Funds gained ground for the third consecutive quarter, helping the Funds maintain calendar-year-to-date leads on their benchmarks.

Brandywine Fund grew 22.50 percent this year through September, outpacing gains in the Russell 3000 and Russell 3000 Growth Indexes of 21.30 and 21.75 percent. Brandywine Blue Fund grew 22.29 percent in the first nine months of 2013 versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 19.79, 20.76 and 20.87 percent.

Following a first half in which stocks finished higher in four of the previous six months, the September quarter began in line with the year’s dominant trend. Stocks enjoyed a strong July as investors celebrated encouraging data points on housing, jobs and autos. Central banks here and abroad added to the enthusiasm by signaling ongoing commitment to easy monetary policy. The S&P 500 Index finished above 1,700 for the first time on August 1.

The market spent most of the next month retreating from that level as investors grew concerned about when the Federal Reserve might start to wind down its stimulus program. Inspired by new incremental evidence of economic progress, the market set a new high by mid-September, then stalled as political discord threatened a government shutdown at the quarter’s end.

Brandywine grew 7.80 percent in the quarter as the Russell 3000 and Russell 3000 Growth Indexes gained 6.35 and 8.48 percent. Brandywine Blue grew 7.03 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 5.24, 6.02 and 8.11 percent.

Brandywine posted positive returns in seven of the eight economic sectors represented in its portfolio during the quarter. Brandywine Blue delivered positive returns in six of eight sectors.

Health care holdings were among the strongest performers in the Brandywine Funds. Both Funds held Celgene Corp., which was the top contributor to total gains in both portfolios. Celegene beat estimates with 25 percent June-quarter earnings growth. New product traction and encouraging potential in the drug development pipeline added to investor confidence about the company’s future fundamental progress.

Other contributors included holdings in the health care supply chain such as Omnicare (Brandywine) and Cardinal Health (both Funds). The health care sector was among the most pronounced positive influences on results versus growth benchmarks during the quarter.

Given a relative lack of earnings strength in the consumer staples sector, both Funds maintained very limited exposure to the sector during the quarter. That worked in their favor in terms of relative results, as the consumer staples sector posted comparatively muted returns in growth benchmarks.

Brandywine enjoyed an added boost from the rural convenience store chain Casey’s General Stores, which continued to fuel expectation-beating earnings growth through store growth, expanded hours and new services. The company’s 42 percent April-quarter earnings growth topped estimates by 14 percent.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	7.80	7.03
One Year	16.82	20.04
Five Years	7.62	26.23
Ten Years	56.07	68.06
Inception	1295.43*	726.00**

Annualized Total Return
Five Years	1.48	4.77
Ten Years	4.55	5.33
Inception	9.96*	9.74**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.08%
Brandywine Blue	1.23%

***As stated in the Prospectus dated January 31, 2013

Performance data quoted represent past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The consumer staples sector was the biggest contributor to Brandywine’s results versus the Russell 3000 Growth Index and the second biggest contributor to Brandywine Blue’s results versus the Russell 1000 Growth Index.

Technology holdings comprised the largest percentage of Brandywine’s assets. Semiconductor device makers Micron Technology, Integrated Device Technology and Xilinx were standout performers from the sector. All three companies exceeded consensus earnings estimates in their most recently reported quarter. Brandywine Blue also held Micron Technology and Xilinx in its portfolio, where technology as a group represented the Fund’s second largest position.

As the third-highest returning sector for both Funds, the technology sector was a significant contributor to absolute performance. Still, technology holdings modestly underperformed the technology sector within growth benchmarks. Given the sector’s size within the portfolios, technology was the second biggest detractor from performance relative to growth benchmarks.

Holdings such as Wabtec Corp. (Brandywine), Wabash National Corp. (Brandywine) and Verisk Analytics (both Funds) helped make the industrial sector a positive influence on September-quarter results. Industrial sector returns, however, were limited as economic concerns surfaced due to the Federal Reserve’s decision to maintain its stimulus program and political conflict with potential to shut the government down. The industrial sector was the biggest detractor from results relative to growth benchmarks for both Funds.

From a real-time economic perspective, we were encouraged by the earnings strength demonstrated by the companies that the Brandywine Funds held, the variety of companies able to deliver growth and the market’s willingness to recognize growth in virtually all sectors.

Top overall performers included a biopharmaceutical manufacturer in Celgene, technology companies such as Micron Technology, an offshore drilling equipment maker in Dril-Quip (Brandywine) and consumer-sensitive names that included Starbucks (both Funds), Priceline (both funds) and Harley-Davidson (both Funds).

For more information on holdings that influenced September-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 7 for Brandywine Blue.

Based on consensus estimates compiled by FactSet, the average 2014 earnings growth rates for the Brandywine and Brandywine Blue portfolios are 17.1 and 16.0 percent, respectively. The average earnings growth rate for the S&P 500 Index is 11.5 percent.

Holdings from the technology, consumer discretionary and industrial sectors represent the largest percentages of Brandywine’s assets as we begin the final quarter of 2013. The portfolio’s exposure to consumer staples is limited. Consumer discretionary, technology and financial holdings account for the largest positions in Brandywine Blue. The portfolio has little exposure to the industrial sector. Neither Fund has exposure to the materials sector as the new quarter begins.

Year-to-Date Returns

We are grateful for the shareholder support we received in order to make it possible for the Brandywine Funds to join the Managers Fund Family. We are excited to begin this new chapter in the history of the Brandywine Funds with you and the rest of the Brandywine Funds shareholder family as Brandywine approaches its 28-year anniversary.

As part of the ongoing evolution of Friess Associates that we began to formalize in this letter one year ago, our Chief Investment Officer, Scott Gates, will assume public-facing responsibilities that better reflect the role he plays in overseeing the Friess Associates research effort. Starting next quarter, Scott will become the voice of our communications, enabling him to share insights from his day-to-day work as leader of the research team. I will continue to serve as a resource to Scott and the rest of the Friess team as Chairman of Friess Associates.

Thank you again for your support. Rest assured that we are working hard to deliver results that earn your continued confidence in the months and years ahead.

Bill D’Alonzo
Friess Associates Chairman	September 30, 2013

Brandywine Fund

Portfolio Characteristics as of September 30, 2013

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	-3.3%	6.	Vantiv Inc.	+51.1%
2.	Micron Technology Inc.	+32.2%	7.	Visa Inc.	+64.8%
3.	Jarden Corp.	+13.7%	8.	Cisco Systems Inc.	+10.9%
4.	Google Inc.	+10.2%	9.	Whirlpool Corp.	+7.4%
5.	Wabash National Corp.	+19.9%	10.	Synaptics Inc.	+11.6%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share 2014 vs 2013

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of September 30, 2013, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 19.34, 10.02 and 7.57 percent.

Top Ten Industry Groups

Brandywine Fund

September Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move
Celgene Corp.	$6.6	25.7
The biopharmaceutical manufacturer that develops treatments for cancer and immunological diseases grew June-quarter earnings 25 percent, beating the consensus estimate. Shares gained ground during the quarter as expectations grew around new applications for the company’s blockbuster cancer drug Revlimid. We expect new products such as Pomalyst, an oral treatment for patients with multiple myeloma, and those in the pipeline including Apremilist, for use in treating psoriasis, to increasingly contribute to future results.

Micron Technology Inc.	$5.9	32.2
The manufacturer of DRAM and NAND memory for semiconductors grew June-quarter earnings to $0.04 per share from a loss of $0.32 a year ago, beating expectations. Better-than-expected pricing and volumes reflected the company’s ability to capitalize on supply disruptions at a competitor in the DRAM market. A recent acquisition added to earnings at a time when consolidation in the industry has fostered a more rational operating environment.

Wabtec Corp.	$3.8	14.9
The supplier of railcar equipment grew June-quarter earnings 16 percent, beating estimates. Accelerating international transit offset lower domestic volume while recent acquisitions have enhanced the company’s platforms and market positions. We expect Wabtec to continue to benefit from its ability to help supply Positive Train Control technology required in railway systems to meet federal mandates for 2015.

Integrated Device Technology Inc.	$2.9	17.4
The manufacturer of high-performance semiconductors used in mobile devices topped June-quarter earnings estimates by 20 percent. Shares traded higher with increasing demand and expectations for new products associated with supplying wireless power to smartphones and other mobile computing devices.

The Priceline Group	$2.8	9.7
The world’s second largest online travel agency grew June-quarter earnings 24 percent, beating estimates. The company’s international and domestic businesses performed well in the quarter with steady hotel room night growth and improving rental car unit growth. We sold The Priceline Group during the June quarter when shares hit our target price.

	$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move
Stage Stores Inc.	$2.6	15.1
The department store retailer, which operates under the Bealls, Goody’s, Palais Royal, Peebles, Stage and Steele’s names, came under pressure after July-quarter results missed expectations. Despite a bounce back in sales, greater promotional activity hurt profitability. We sold Stage Stores during the quarter to fund an idea with better near-term earnings potential.

Expedia Inc.	$1.9	25.0
Increased competition negatively impacted the online travel agency’s revenue and earnings in the June quarter. Competitors paid a premium to acquire market share, which led to higher acquisition costs for Expedia and lower sales in key markets. Hotel bookings fell 19 percent year over year. We sold Expedia during the quarter to fund an idea with better near-term earnings visibility.

HMS Holdings Corp.	$1.9	11.6
HMS’s proprietary data processing and information management services assist health care providers with cost recovery and cost avoidance solutions. Shares declined during the quarter following the loss of a key contract. Our research indicates HMS has an excellent chance of restoring the relationship given its strong reputation in identifying fraud.

Lennar Corp.	$1.2	6.1
The builder of homes and retirement communities topped August-quarter earnings estimates by 19 percent. Revenue increased 46 percent due to a combination of strong demand and higher average sale prices. Despite strong results, shares fell on worries the Federal Reserve would curtail its economic stimulus program, causing a spike in interest rates that raised concerns that higher mortgage rates could dampen housing demand. We sold Lennar early in the quarter.

Apple Inc.	$1.1	3.3
We purchased shares of the maker of personal computers, software and mobile computing devices ahead of its newest iterations of the iPhone 5. While initial reviews for the 5C and 5S were reserved, the company reported it sold 9 million during the launch and pre-announced that quarterly results would hit the high range of its revenue and profit-margin guidance. Our research shows that Apple’s profitability is improving while it continues to take market share from struggling competitors.

All gains/losses are calculated on an average cost basis from June 30, 2013 through September 30, 2013.

Management’s Discussion of Results, Brandywine Fund

Fiscal year 2013 ended much like it began, with partisan political conflict dominating the news and threatening to impact the economy’s modest-paced recovery. Investor attention during much of the time in between the bouts of political drama focused on the Federal Reserve Bank, which announced in December 2012 that it would further ease monetary conditions by extending and expanding its monthly bond-buying program. Winding it down became a major topic of stock-market discussion by the period’s end, but the program remained in place at its original pace of $85 billion per month as of the end of September.

While Fed-inspired confidence marked much of the fiscal year, a combative political climate that surfaced in the weeks following the presidential election was the major influence on stocks at the start of the period. During the December quarter of 2012, the Congressional Budget Office predicted that failure to reach compromise in “fiscal cliff” negotiations would invite a recession in the first half of 2013. Brandywine Fund, which isolates companies with above-average earnings growth prospects, declined as confidence in near-term earnings strength waned during the political standoff.

Conditions improved markedly in the wake of partial resolution to the fiscal cliff standoff and the Fed’s stated commitment to loose monetary policy. Brandywine posted positive returns in each of calendar year 2013’s first three quarters, outpacing its growth benchmark, the Russell 3000 Growth Index, in the first two of those quarters as macro-level distractions subsided. Performance in the September quarter of 2013, while solidly positive, modestly trailed the benchmark amid the threat of a government shutdown.

Brandywine grew 16.82 percent in the 12 months ended September 30, 2013. The Russell 3000 and Russell 3000 Growth Indexes gained 21.60 and 20.30 percent.

Brandywine uncovered the largest concentrations of earnings strength in the technology, consumer discretionary and industrial sectors throughout the fiscal year. Those sectors, which all contributed to absolute return, detracted from performance relative to the Russell 3000 Growth Index. Consumer discretionary stocks, including Lennar Corp. and Foot Locker, detracted most from relative results. Holdings from the health care and energy sectors contributed most to results versus the benchmark.

Celgene Corp., Wabtec, Priceline Group and Visa were standout contributors to fiscal-year results. Detractors included Apple, Invensense, Nuance Communications and Mellanox Technologies.

Comparison of Change in Value of $10,000 Investment in Brandywine Fund,
Russell 3000 Growth(1), Russell 3000 Index(2) and S&P 500 Index(3)

(1)
The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes. Returns include reinvested dividends.

(2)	The Russell 3000 Index, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes reinvested dividends.
(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes reinvested dividends.

Brandywine Blue Fund

Portfolio Characteristics as of September 30, 2013

% Change in Top Ten Holdings From Book Cost

1.	Apple Inc.	-3.3%	6.	Marsh & McLennan Cos. Inc.	+34.4%
2.	Micron Technology Inc.	+56.1%	7.	Twenty-First Century Fox Inc.	+21.5%
3.	Starbucks Corp.	+56.3%	8.	Xilinx Inc.	+18.1%
4.	Celgene Corp.	+196.7%	9.	Google Inc.	+11.3%
5.	VF Corp.	+27.1%	10.	Harley-Davidson Inc.	+20.2%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share 2014 vs 2013

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of September 30, 2013, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 19.34, 10.02 and 7.57 percent.

Top Ten Industry Groups

Brandywine Blue Fund

September Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in millions)	% Gain	Reason for Move
Celgene Corp.	$2.6	31.8
The biopharmaceutical manufacturer that develops treatments for cancer and immunological diseases grew June-quarter earnings 25 percent, beating the consensus estimate. Shares gained ground during the quarter as expectations grew around new applications for the company’s blockbuster cancer drug Revlimid. We expect new products such as Pomalyst, an oral treatment for patients with multiple myeloma, and those in the pipeline including Apremilist, for use in treating psoriasis, to increasingly contribute to future results.

Micron Technology Inc.	$2.2	21.9
The manufacturer of DRAM and NAND memory for semiconductors grew June-quarter earnings to $0.04 per share from a loss of $0.32 a year ago, beating expectations. Better-than-expected pricing and volumes reflected the company’s ability to capitalize on supply disruptions at a competitor in the DRAM market. A recent acquisition added to earnings at a time when consolidation in the industry has fostered a more rational operating environment.

Starbucks Corp.	$1.7	17.5
The seller of specialty coffee, tea and other items grew June-quarter earnings 28 percent as revenue jumped 13 percent. Extensions of the company’s beverage platforms, new food items, international expansion and mass merchant sales helped drive higher penetration and traffic trends.

Xilinx Inc.	$1.5	17.7
The maker of programmable semiconductors grew June-quarter earnings 19 percent, beating the consensus estimate by 19 percent. Management raised guidance during the quarter on strengthening sales into the defense and aerospace industries as well as higher demand for new products. The company’s Vivado design software tools also help generate sales of new field programmable gate array products.

Harley-Davidson Inc.	$1.4	17.2
The motorcycle manufacturer grew June-quarter earnings 13 percent, beating the consensus earnings estimate, despite unfavorable weather conditions in many large markets. The company’s large 2014 model launch and new product innovation, including improved hands free radio and water-cooled exhaust systems, have been helping generate sales. Cost controls in the manufacturing process have been increasing profitability.

	$ Loss
Biggest $ Losers	(in millions)	% Loss	Reason for Move
Expedia Inc.	$1.6	19.2
Increased competition negatively impacted the online travel agency’s revenue and earnings in the June quarter. Competitors paid a premium to acquire market share, which led to higher acquisition costs for Expedia and lower sales in key markets. Hotel bookings fell 19 percent year over year. We sold Expedia during the quarter to fund an idea with better near-term earnings visibility.

Embraer SA SP-ADR	$0.7	7.4
Shares of the Brazilian aircraft manufacturer retraced as Brazil’s financial markets pulled back on concerns that strong growth in the U.S. was not enough to offset lower demand from China and Brazil. Additionally, defense projects in Brazil were negatively impacted by budget pressures. We sold Embraer during the quarter to fund an idea with greater near-term earnings visibility.

Lennar Corp.	$0.5	5.8
The builder of homes and retirement communities topped August-quarter earnings estimates by 19 percent. Revenue increased 46 percent due to a combination of strong demand and higher average sale prices. Despite strong results, shares fell on worries the Federal Reserve would curtail its economic stimulus program, causing a spike in interest rates that raised concerns that higher mortgage rates could dampen housing demand. We sold Lennar early in the quarter.

Apple Inc.	$0.4	3.3
We purchased shares of the maker of personal computers, software and mobile computing devices ahead of its newest iterations of the iPhone 5. While initial reviews for the 5C and 5S were reserved, the company reported it sold 9 million during the launch and pre-announced that quarterly results would hit the high range of its revenue and profit-margin guidance. Our research shows that Apple’s profitability is improving while it continues to take market share from struggling competitors.

Cisco Systems Inc.	$0.4	3.6
The world’s largest provider of networking products for enterprises and service providers tempered expectations for the September quarter due to macro-economic headwinds, creating pressure on shares. We continue to hold shares, as our research shows that the company’s move toward greater service and software sales differentiates it from struggling competitors and should drive profit margins higher.

All gains/losses are calculated on an average cost basis from June 30, 2013 through September 30, 2013.

Management’s Discussion of Results, Brandywine Blue Fund

Brandywine Blue Fund isolates above-average earnings growth potential among companies at the higher end of the market-capitalization spectrum. Although the Fund’s strategy modestly underperformed the Funds growth benchmark, the Russell 1000 Growth Index, in macro-driven periods at the beginning and end of fiscal 2013, Brandywine Blue’s company-by-company approach generated outperformance versus the benchmark for the full 12-month period.

On average, companies from the consumer discretionary and technology sectors comprised the largest percentages of assets during the fiscal year. Technology holdings, including Micron Technology and Visa, contributed the most to performance versus the benchmark. Consumer discretionary holdings, while outsized contributors to absolute return, detracted from relative results.

The consumer staples and energy sectors represented other areas of relative strength, while the industrial and materials sectors were notable detractors. Holdings gained positive ground in seven out of the eight economic sectors represented during the fiscal year.

Economic uncertainty spiked in the December quarter of 2012 due to a political confrontation with potential fiscal and economic consequences. Concerns grew that a lack of resolution to the so-called “fiscal cliff” would trigger a recession in the first half of 2013. In general, companies with strong near-term earnings forecasts – the kind of companies Brandywine Blue typically holds – underperformed.

Sentiment improved amid compromise that avoided the worst of the fiscal cliff, and optimism grew as the Federal Reserve Bank expanded its monthly asset purchase program meant to contribute to the staying power of the economic recovery.

Brandywine Blue generated positive returns in each of calendar year 2013’s first three quarters, outpacing the Russell 1000 Growth Index in the first two of those quarters as macro-level distractions subsided. Relative performance slowed in the final quarter of the fiscal year amid renewed macro concerns, including the threat of a government shutdown and speculation about the eventual end of the Fed’s bond-buying program.

Brandywine Blue grew 20.04 percent in the 12 months through September 30, 2013. The Russell 1000 and Russell 1000 Growth Indexes gained 20.91 and 19.27 percent.

Standout contributors to the Fund’s fiscal-year results were Celgene Corp., Micron Technology, Starbucks Corp. and Valero Energy Corp. Notable detractors included Apple, Nuance Communications, Expedia and EMC Corp.

Comparison of Change in Value of $10,000 Investment in Brandywine Blue Fund,
Russell 1000 Growth(1), Russell 1000 Index(2) and S&P 500 Index(3)

(1)	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values and includes reinvested dividends.
(2)
The Russell 1000 Index, a trademark of the Frank Russell Company, is the largest 1,000 companies of the 3,000 largest publicly traded companies in the United States equity market and includes reinvested dividends.

(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes reinvested dividends.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
    Brandywine Fund, Inc. and Brandywine Blue Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of Brandywine Blue Fund, Inc.) (the “Funds”) at September 30, 2013, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 7, the Board of Directors and the Funds’ shareholders approved a reorganization which became effective on October 1, 2013, after which date the  shareholders of the Funds received  a corresponding number of shares of a new Brandywine series of Managers Trust I in exchange for their shares and the Funds liquidated and ceased operations.

Milwaukee, Wisconsin
October 15, 2013

Brandywine Fund, Inc.
Statement of Assets and Liabilities
September 30, 2013

Assets:
Investments in securities, at value (cost $687,053,001)	$812,508,021
Receivable from investments sold	15,080,868
Dividends receivable	169,322
Cash	86,696
Receivable from shareholders for purchases	34,870
Prepaid expenses	12,174
Total assets	$827,891,951
Liabilities:
Payable for investments purchased	$10,425,564
Payable to shareholders for redemptions	1,186,712
Other liabilities	57,352
Total liabilities	11,669,628
Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 28,390,477 shares outstanding	1,479,747,508
Net unrealized appreciation on investments	125,455,020
Accumulated net realized loss on investments	(786,870,619)
Undistributed net investment loss	(2,109,586)
Net assets	816,222,323
Total liabilities and net assets	$827,891,951
Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($816,222,323 ÷ 28,390,477 shares outstanding)	$28.75

The accompanying notes to financial statements are an integral part of this statement.

Brandywine Fund, Inc.
Schedule of Investments
September 30, 2013

Shares		Cost	Value

Common Stocks - 95.5% (a)

CONSUMER DISCRETIONARY
	Apparel Retail - 0.5%
165,430	Express Inc.*	$3,881,996	$3,902,494
	Apparel, Accessories & Luxury Goods - 2.1%
84,705	VF Corp.	12,828,155	16,860,530
	Auto Parts & Equipment - 4.0%
775,320	American Axle & Manufacturing
	Holdings Inc.*	15,409,594	15,289,310
299,890	Dorman Products Inc.	14,222,795	14,859,550
148,900	Fox Factory Holding Corp.*	2,233,500	2,869,303
	Cable & Satellite - 1.8%
208,630	AMC Networks Inc.*	13,873,465	14,286,982
	Footwear - 1.8%
482,700	Skechers U.S.A. Inc.*	13,044,583	15,016,797
	General Merchandise Stores - 3.8%
282,550	Dollar General Corp.*	15,410,323	15,952,773
268,000	Dollar Tree Inc.*	12,732,307	15,318,880
	Home Furnishing Retail - 0.9%
175,350	Tempur Sealy International Inc.*	7,746,958	7,708,386
	Household Appliances - 2.5%
141,560	Whirlpool Corp.	19,295,023	20,730,047
	Housewares & Specialties - 2.8%
471,600	Jarden Corp.*	20,071,107	22,825,440
	Motorcycle Manufacturers - 1.5%
184,900	Harley-Davidson Inc.	9,988,027	11,877,976
	Movies & Entertainment - 1.8%
434,740	Twenty-First Century Fox Inc.	11,975,737	14,563,790
	Restaurants - 2.0%
211,400	Starbucks Corp.	10,508,534	16,271,458
	Specialty Stores - 0.2%
34,740	Five Below Inc.*	1,560,506	1,519,875
	Total Consumer Discretionary	184,782,610	209,853,591
	This sector is 13.6% above your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 1.5%
169,230	Casey’s General Stores Inc.	11,511,154	12,438,405
	Household Products - 2.0%
268,700	Church & Dwight Co. Inc.	10,562,070	16,135,435
	Personal Products - 0.7%
145,465	Elizabeth Arden Inc.*	5,089,382	5,370,568
	Total Consumer Staples	27,162,606	33,944,408
	This sector is 25.0% above your Fund’s cost.
ENERGY
	Oil & Gas Equipment & Services - 4.2%
85,090	Dril-Quip Inc.*	6,756,122	9,764,078
234,000	Helix Energy Solutions Group Inc.*	5,494,375	5,936,580
44,830	Hornbeck Offshore Services Inc.*	2,480,152	2,575,035
196,600	Oceaneering International Inc.	10,590,082	15,971,784
	Total Energy	25,320,731	34,247,477
	This sector is 35.3% above your Fund’s cost.
FINANCIALS
	Property & Casualty Insurance - 4.7%
385,100	The Allstate Corp.	12,901,127	19,466,805
615,170	XL Group PLC	19,558,515	18,959,539
	Total Financials	32,459,642	38,426,344
	This sector is 18.4% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 2.2%
115,865	Celgene Corp.*	6,012,038	17,835,100
	Health Care Facilities - 1.8%
200,620	Universal Health Services Inc.	13,857,366	15,044,494
	Health Care Technology - 1.7%
662,340	HMS Holdings Corp.*	16,093,513	14,246,933
	Life Sciences Tools & Services - 1.2%
239,300	ICON PLC*	5,459,636	9,794,549
	Total Health Care	41,422,553	56,921,076
	This sector is 37.4% above your Fund’s cost.

Brandywine Fund, Inc.
Schedule of Investments (Continued)
September 30, 2013
Shares or Principal Amount		Cost	Value

Common Stocks - 95.5% (a) (Continued)

INDUSTRIALS
	Construction & Engineering - 3.9%
456,380	MasTec Inc.*	$13,107,281	$13,828,314
642,770	Quanta Services Inc.*	16,975,331	17,682,603
	Construction & Farm Machinery & Heavy Trucks - 4.9%
1,864,208	Wabash National Corp.*	18,133,632	21,736,665
285,220	Wabtec Corp.	7,819,060	17,931,781
	Diversified Support Services - 0.4%
95,130	Mobile Mini Inc.*	3,070,624	3,240,128
	Electrical Components & Equipment - 1.8%
350,295	Generac Holdings Inc.	14,833,714	14,936,579
	Heavy Electrical Equipment - 0.4%
193,525	PowerSecure International Inc.*	3,096,400	3,106,076
	Marine - 1.5%
138,400	Kirby Corp.*	10,982,008	11,978,520
	Railroads - 0.4%
28,870	Kansas City Southern	3,131,790	3,157,223
	Research & Consulting Services - 2.0%
255,495	Verisk Analytics Inc.*	12,301,854	16,596,955
	Trading Companies & Distributors - 3.7%
602,500	Air Lease Corp.	12,735,999	16,665,150
239,590	United Rentals Inc.*	12,477,463	13,965,701
	Trucking - 1.8%
567,270	Arkansas Best Corp.	14,453,713	14,561,821
	Total Industrials	143,118,869	169,387,516
	This sector is 18.4% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 2.2%
453,300	Informatica Corp.*	13,973,326	17,665,101
	Communications Equipment - 4.8%
886,900	Cisco Systems Inc.	18,729,708	20,771,198
438,710	Polycom Inc.*	4,445,565	4,790,713
415,920	Ubiquiti Networks Inc.	13,685,159	13,970,753
	Computer Hardware - 3.9%
66,095	Apple Inc.	32,577,182	31,510,791
	Computer Storage & Peripherals - 2.5%
456,323	Synaptics Inc.*	18,100,908	20,205,982
19,830	Violin Memory Inc.*	178,470	145,751
	Data Processing & Outsourced Services - 5.1%
754,390	Vantiv Inc.*	13,946,748	21,077,657
110,000	Visa Inc.	12,754,685	21,021,000
	Electronic Manufacturing Services - 1.1%
957,470	Neonode Inc.*	6,573,791	6,146,957
141,500	Uni-Pixel Inc.*	2,256,675	2,508,795
	Internet Software & Services - 4.2%
547,200	Blucora Inc.*	8,991,483	12,574,656
24,836	Google Inc.*	19,733,247	21,754,101
	Semiconductors - 5.2%
615,550	Integrated Device Technology Inc.*	4,676,266	5,798,481
1,378,700	Micron Technology Inc.*	18,225,712	24,085,889
261,800	Xilinx Inc.	10,538,164	12,267,948
	Systems Software - 0.0%
8,520	FireEye Inc.*	320,901	353,836
	Total Information Technology	199,707,990	236,649,609
	This sector is 18.5% above your Fund’s cost.
	Total common stocks	653,975,001	779,430,021
Short-Term Investment - 4.0% (a)
	Commercial Paper - 4.0%
$33,078,000	Prudential Funding LLC,
	due 10/01/13, discount of 0.05%	33,078,000	33,078,000
	Total short-term investment	33,078,000	33,078,000
	Total investments - 99.5%	$687,053,001	812,508,021
	Cash and receivables
	less liabilities - 0.5% (a)		3,714,302
	TOTAL NET ASSETS - 100.0%		$816,222,323

(a) Percentages for the various classifications relate to net assets.

* Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Fund, Inc.
Statement of Operations
For the Year Ended September 30, 2013
Income:
Dividends	$8,562,506
Interest	18,741
Total income	8,581,247

Expenses:
Management fees	8,686,369
Transfer agent fees	427,575
Board of Directors fees and expenses	120,730
Administrative and accounting services	98,271
Professional fees	75,032
Printing and postage expense	74,113
Custodian fees	60,641
Insurance expense	58,997
Registration fees	42,449
Other expenses	5,470
Total expenses	9,649,647
Net Investment Loss	(1,068,400)
Net Realized Gain on Investments	145,947,216
Net Decrease in Unrealized Appreciation on Investments	(23,872,113)
Net Gain on Investments	122,075,103
Net Increase in Net Assets Resulting From Operations	$121,006,703

Statements of Changes in Net Assets
For the Years Ended September 30, 2013 and 2012

	2013	2012
Operations:
Net investment loss	$(1,068,400)	$(2,773,297)
Net realized gain (loss) on investments	145,947,216	(56,163,510)
Net (decrease) increase in unrealized appreciation on investments	(23,872,113)	242,170,921
Net increase in net assets resulting from operations	121,006,703	183,234,114
Fund Share Activities:
Proceeds from shares issued (370,501 and 2,238,021 shares, respectively)	9,111,537	53,827,129
Cost of shares redeemed (15,145,877 and 21,603,021 shares, respectively)	(376,439,668)	(511,388,432)
Net decrease in net assets derived from Fund share activities	(367,328,131)	(457,561,303)
Total Decrease	(246,321,428)	(274,327,189)
Net Assets at the Beginning of the Year	1,062,543,751	1,336,870,940
Net Assets at the End of the Year	$816,222,323	$1,062,543,751
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Fund, Inc.
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$24.62	$21.38	$22.02	$21.11	$26.86
Income from investment operations:
Net investment loss(1)	(0.03)	(0.05)	(0.09)	(0.07)	(0.05)
Net realized and unrealized gains (losses)
on investments	4.16	3.29	(0.55)	0.98	(5.59)
Total from investment operations	4.13	3.24	(0.64)	0.91	(5.64)
Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.11)
Total from distributions	—	—	—	—	(0.11)
Net asset value, end of year	$28.75	$24.62	$21.38	$22.02	$21.11
TOTAL RETURN	16.77%	15.15%	(2.91%)	4.31%	(20.98%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	816,222	1,062,544	1,336,871	1,755,754	2,281,681
Ratio of expenses to average net assets	1.11%*	1.08%	1.09%	1.11%	1.10%
Ratio of net investment loss
to average net assets	(0.12%)	(0.23%)	(0.36%)	(0.33%)	(0.25%)
Portfolio turnover rate	214%	256%	234%	225%	239%

(1)	Net investment loss per share was calculated using average shares outstanding.
* Interest expense is less than 0.005% of average net assets.

The accompanying notes to financial statements are an integral part of this statement.

This information is unaudited.

Privacy Policy

Your privacy is important to all of us at the Brandywine Funds.

We do not sell your or former shareholders’ nonpublic personal information to anyone.

1.	We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.
2.
We may disclose your nonpublic personal information to unaffiliated third parties (such as the Funds’ transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3.
We restrict access to your nonpublic personal information to those employes who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Household Delivery of Shareholder Documents

Only one Prospectus, Annual and Semianual Report will be sent to shareholders with the same last name and address on their Brandywine accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. If your shares are held through a financial institution, please contact them directly.

Brandywine Blue Fund
Statement of Assets and Liabilities
September 30, 2013

Assets:
Investments in securities, at value (cost $230,506,922)	$278,404,564
Receivable from investments sold	2,057,190
Dividends receivable	199,108
Receivable from shareholders for purchases	43,358
Cash	41,416
Prepaid expenses	15,798
Total assets	$280,761,434
Liabilities:
Payable to shareholders for redemptions	$2,079,897
Other liabilities	61,487
Total liabilities	2,141,384
Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 9,283,612 shares outstanding	1,303,386,399
Net unrealized appreciation on investments	47,897,642
Accumulated net realized loss on investments	(1,072,663,991)
Net assets	278,620,050
Total liabilities and net assets	$280,761,434
Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($278,620,050 ÷ 9,283,612 shares outstanding)	$30.01

The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
September 30, 2013

Shares		Cost	Value

Common Stocks - 95.7% (a)

CONSUMER DISCRETIONARY
	Apparel, Accessories & Luxury Goods - 3.8%
53,650	VF Corp.	$8,399,757	$10,679,033
	Automobile Manufacturers - 1.0%
72,776	Honda Motor Co. Ltd. - SP-ADR	2,480,523	2,775,677
	Broadcasting - 5.7%
151,130	CBS Corp. Cl B	7,978,989	8,336,331
90,820	Discovery Communications Inc.*	7,107,124	7,667,024
	Distributors - 2.5%
218,640	LKQ Corp.*	6,956,714	6,965,870
	General Merchandise Stores - 6.6%
160,000	Dollar General Corp.*	8,736,543	9,033,600
163,080	Dollar Tree Inc.*	7,751,865	9,321,653
	Household Appliances - 3.2%
61,255	Whirlpool Corp.	8,262,386	8,970,182
	Motorcycle Manufacturers - 3.4%
146,000	Harley-Davidson Inc.	7,806,063	9,379,040
	Movies & Entertainment - 6.4%
116,290	Time Warner Inc.	7,492,914	7,653,045
299,860	Twenty-First Century Fox Inc.	8,270,890	10,045,309
	Restaurants - 4.0%
144,100	Starbucks Corp.	7,095,747	11,091,377
	Total Consumer Discretionary	88,339,515	101,918,141
	This sector is 15.4% above your Fund’s cost.
CONSUMER STAPLES
	Household Products - 2.4%
110,540	Church & Dwight Co. Inc.	5,506,698	6,637,927
	Total Consumer Staples	5,506,698	6,637,927
	This sector is 20.5% above your Fund’s cost.

Brandywine Blue Fund
Schedule of Investments (Continued)
September 30, 2013

Shares or
Principal
Amount		Cost	Value

Common Stocks - 95.7% (a) (Continued)

ENERGY
	Oil & Gas Equipment & Services - 3.1%
105,600	Oceaneering International Inc.	$5,657,030	$8,578,944
	Oil & Gas Exploration & Production - 3.1%
82,130	Continental Resources Inc.*	8,306,046	8,809,264
	Total Energy	13,963,076	17,388,208
	This sector is 24.5% above your Fund’s cost.
FINANCIALS
	Insurance Brokers - 3.6%
233,500	Marsh & McLennan Cos. Inc.	7,563,438	10,168,925
	Property & Casualty Insurance - 6.5%
183,200	The Allstate Corp.	6,170,437	9,260,760
290,500	XL Group PLC	5,898,313	8,953,210
	Total Financials	19,632,188	28,382,895
	This sector is 44.6% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 7.0%
70,000	Celgene Corp.*	3,632,181	10,775,100
137,490	Gilead Sciences Inc.*	8,298,293	8,639,872
	Health Care Facilities - 3.1%
115,180	Universal Health Services Inc.	7,983,895	8,637,348
	Total Health Care	19,914,369	28,052,320
	This sector is 40.9% above your Fund’s cost.
INDUSTRIALS
	Building Products - 0.8%
51,981	Fortune Brands Home &
	Security Inc.	2,133,983	2,163,969
	Railroads - 1.6%
42,000	Kansas City Southern	4,559,963	4,593,120
	Research & Consulting Services - 3.2%
135,010	Verisk Analytics Inc.*	6,484,751	8,770,250
	Total Industrials	13,178,697	15,527,339
	This sector is 17.8% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Communications Equipment - 3.1%
365,950	Cisco Systems Inc.	7,705,906	8,570,549
	Computer Hardware - 4.4%
25,960	Apple Inc.	12,795,245	12,376,430
	Data Processing & Outsourced Services - 2.7%
39,400	Visa Inc.	4,567,362	7,529,340
	Internet Software & Services - 3.5%
11,060	Google Inc.*	8,705,871	9,687,565
	Semiconductors - 11.0%
213,170	Microchip Technology Inc.	8,386,952	8,588,619
707,100	Micron Technology Inc.*	7,914,806	12,353,037
207,900	Xilinx Inc.	8,246,237	9,742,194
	Total Information Technology	58,322,379	68,847,734
	This sector is 18.0% above your Fund’s cost.
	Total common stocks	218,856,922	266,754,564
Short-Term Investment - 4.2% (a)
	Commercial Paper - 4.2%
$11,650,000	Prudential Funding LLC,
	due 10/01/13, discount of 0.05%	11,650,000	11,650,000
	Total short-term investment	11,650,000	11,650,000
	Total investments - 99.9%	$230,506,922	278,404,564
	Cash and receivables
	less liabilities - 0.1% (a)		215,486
	TOTAL NET ASSETS - 100.0%		$278,620,050

(a) Percentages for the various classifications relate to net assets.
* Non-dividend paying security.
SP-ADR - Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

Brandywine Blue Fund
Statement of Operations
For the Year Ended September 30, 2013
Income:
Dividends	$7,173,632
Interest	15,145
Total income	7,188,777
Expenses:
Management fees	4,310,914
Transfer agent fees	416,363
Printing and postage expense	199,918
Board of Directors fees and expenses	111,620
Professional fees	57,556
Administrative and accounting services	47,410
Insurance expense	41,353
Custodian fees	29,244
Registration fees	25,147
Other expenses	2,811
Total expenses	5,242,336
Net Investment Income	1,946,441
Net Realized Gain on Investments	104,298,858
Net Decrease in Unrealized Appreciation on Investments	(37,743,866)
Net Gain on Investments	66,554,992
Net Increase in Net Assets Resulting From Operations	$68,501,433

Statements of Changes in Net Assets
For the Years Ended September 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$1,946,441	$(5,345,963)
Net realized gain on investments	104,298,858	131,712,811
Net (decrease) increase in unrealized appreciation on investments	(37,743,866)	80,454,040
Net increase in net assets resulting from operations	68,501,433	206,820,888

Fund Share Activities:
Proceeds from shares issued (1,714,608 and 5,382,266 shares, respectively)	44,927,307	132,061,615
Cost of shares redeemed (17,532,796 and 49,468,159 shares, respectively)	(462,430,622)	(1,198,777,852)
Net decrease in net assets derived from Fund share activities	(417,503,315)	(1,066,716,237)
Total Decrease	(349,001,882)	(859,895,349)

Net Assets at the Beginning of the Year	627,621,932	1,487,517,281
Net Assets at the End of the Year	$278,620,050	$627,621,932
(Includes undistributed net investment income of $0 and $0, respectively)

The accompanying notes to financial statements are an integral part of these statements.

Brandywine Blue Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$25.00	$21.50	$21.78	$20.67	$23.86
Income from investment operations:
Net investment income (loss)(1)	0.12	(0.11)	(0.10)	(0.06)	0.04
Net realized and unrealized gains (losses)
on investments	4.89	3.61	(0.18)	1.24	(3.23)
Total from investment operations	5.01	3.50	(0.28)	1.18	(3.19)
Less distributions:
Distributions from net investment income	—	—	—	(0.07)	—
Distributions from net realized gains	—	—	—	—	—
Total from distributions	—	—	—	(0.07)	—
Net asset value, end of year	$30.01	$25.00	$21.50	$21.78	$20.67
TOTAL RETURN	20.04%	16.28%	(1.29%)	5.71%	(13.37%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	278,620	627,622	1,487,517	2,057,591	2,461,907
Ratio of expenses to average net assets	1.22%*	1.23%	1.18%	1.17%	1.16%
Ratio of net investment income (loss)
to average net assets	0.45%	(0.46%)	(0.38%)	(0.27%)	0.21%
Portfolio turnover rate	202%	243%	250%	212%	261%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
* Interest expense is less than 0.005% of average net assets.

The accompanying notes to financial statements are an integral part of this statement.

The Brandywine Funds
Notes to Financial Statements
September 30, 2013

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the “Brandywine Fund”) and Brandywine Blue Fund (the “Blue Fund,” one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the “Funds”). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2013, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

Fair value is defined as the price that the Funds would receive upon selling an investment at the measurement date or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2013

(1)	Summary of Significant Accounting Policies (Continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

	Brandywine Fund	Blue Fund
Valuation Inputs	Investments in Securities	Investments in Securities
Level 1 – Common Stocks	$779,430,021	$266,754,564
Level 2 – Short-Term Commercial Paper	33,078,000	11,650,000
Level 3 –	—	—
Total	$812,508,021	$278,404,564

It is the Funds’ policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ended September 30, 2013.

See the Schedules of Investments for the investments detailed by industry classification.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(d)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(e)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies” (“RICs”) and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(f)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2013, open Federal tax years include the tax years ended September 30, 2010 through 2013. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. For the year ended September 30, 2013 the reclassifications were as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Loss	Loss	Paid In Capital
Brandywine Fund	$20,992	$5,330	$(26,322)
Blue Fund	945,352	—	(945,352)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties

Each Fund had a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund paid the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund.

The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervised the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser paid the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurred in performing its services as Sub-Adviser. This relationship did not increase the annual management fee the Funds paid to the Adviser.

The Adviser voluntarily agreed to reimburse each Fund for expenses over 2% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2013.

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2013

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties (Continued)

Each of the Funds paid the five independent directors annual fees of $23,300 each. The lead independent director and chairman of the audit committee were paid an additional $8,000 and $5,000 annually, respectively, divided proportionately among all the Funds. All of the corresponding fees the directors received were paid quarterly to the directors and then invested on the payment date in shares of the Funds at the net asset value of the Funds on the payment date. The Funds also reimbursed directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2013, the Funds expensed the following directors fees and costs:

	Brandywine	Blue
	Fund	Fund
Directors Fees and Travel Costs Expensed during the Year	$120,730	$111,620

Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds entered into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

(3)	Credit Agreements

U.S. Bank, National Association, has made available to each Fund a $50,000,000 unsecured credit facility pursuant to Credit Agreements effective October 28, 2011, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreements are due not more than 20 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. During the year ended September 30, 2013, the Brandywine Fund had an outstanding average daily balance of $19,266 under its Credit Agreement and paid an average interest rate of 2.25%. The maximum amount outstanding during the period was $2,344,000. Interest expense amounted to $440 for the year ended September 30, 2013 and is included in Other expenses in the Statement of Operations. The Brandywine Fund did not have a loan outstanding on September 30, 2013. The Blue Fund had an outstanding average daily balance of $33,332 under its Credit Agreement and paid an average interest rate of 2.25%. The maximum amount outstanding during the period was $11,989,000. Interest expense amounted to $760 for the year ended September 30, 2013 and is included in Other expenses in the Statement of Operations. The Blue Fund did not have a loan outstanding on September 30, 2013. The Credit Agreements closed on September 30, 2013.

(4)	Distributions to Shareholders
Net investment income and net realized gains, if any, are distributed to shareholders at least annually.
(5)	Investment Transactions
For the year ended September 30, 2013, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

		Sale
	Purchases	Proceeds
Brandywine Fund	$1,829,374,580	$2,215,292,628
Blue Fund	846,460,888	1,249,298,041

(6)	Income Tax Information
The following information for the Funds is presented on an income tax basis as of September 30, 2013:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Brandywine Fund	$687,075,090	$130,033,332	($4,600,401)	$125,432,931	$ —	$ —
Blue Fund	230,670,412	48,421,324	(687,172)	47,734,152	—	—

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Post-enactment losses must be utilized prior to pre-enactment losses. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The RIC Act now allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains. This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2013 and 2012, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, tax basis post-October losses as of September 30, 2013, which are not recognized for tax purposes until the first day of the following fiscal year, and late year ordinary losses are:

The Brandywine Funds
Notes to Financial Statements (Continued)
September 30, 2013

(6)	Income Tax Information (Continued)

	September 30, 2013					September 30, 2012
	Ordinary	Long-Term	Net Capital		Late Year	Ordinary	Long-Term
	Income	Capital Gains	Loss	Post-October	Ordinary	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Losses	Distributions	Distributions
Brandywine Fund	$ —	$ —	$ 786,848,529	$ —	$2,109,586	$ —	$ —
Blue Fund	—	—	1,072,500,501	—	—	—	—

			Post-Enactment
	Net Capital Loss Carryovers Expiring		Capital Loss
	2017	2018	Carryforwards
Brandywine Fund	$283,704,320	$503,144,209	$ —
Blue Fund	876,614,269	195,886,232	—

Since there were no ordinary distributions paid by the Funds for the year ended September 30, 2013, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003. (Unaudited)

(7)	Subsequent Events Disclosure

The Board of Directors unanimously approved a plan of reorganization (the “Agreement”) pursuant to which the Brandywine Fund, Inc. and the Brandywine Blue Fund, a series of Brandywine Blue Fund, Inc., would transfer all of their assets and liabilities to a new Brandywine series of Managers Trust I (the “Trust” or “Acquiring Fund”). The Agreement was approved by the Funds’ shareholders on September 23, 2013 and the reorganization became effective on October 1, 2013. Upon closing of the reorganization, shareholders of each of the Funds received a corresponding number of shares of the Acquiring Fund in exchange for their shares of such Fund and the Funds liquidated and ceased operations.

(8)	Matters Submitted to a Shareholder Vote (Unaudited)

At the Special Meeting of Shareholders of the Brandywine Funds held September 23, 2013, the following votes were recorded. The Proposal, which shareholders were asked to vote on, is explained in further detail in the proxy statement dated July 13, 2013.

Proposal 1 - To approve Agreements and Plans of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of Brandywine Fund and Brandywine Blue Fund in exchange for shares of the New Brandywine Fund and New Brandywine Blue Fund. A vote in favor of each Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Brandywine Fund and Brandywine Blue Fund in connection with the reorganization. The results are as follows:

		% of Outstanding
	No. of Shares	Shares	% of Share Voted
Brandywine Fund
Proposal 1
Affirmative	15,139,217	50.262%	93.019%
Against	691,616	2.296%	4.249%
Abstain	444,571	1.476%	2.732%
Totals	16,275,404	54.034%	100.000%

	% of Outstanding
	No. of Shares	Shares	% of Share Voted
Brandywine Blue Fund
Proposal 1
Affirmative	5,249,200	48.849%	93.424%
Against	248,684	2.314%	4.426%
Abstain	120,814	1.124%	2.150%
Totals	5,618,698	52.287%	100.000%

Pursuant to the Act, such total votes on the proposals represented a quorum of the outstanding shares of each of the Funds.

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you have incurred during the period to the costs provided in the example below.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled  “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	4/01/13	9/30/13	4/01/13-9/30/13
Brandywine Actual	$1,000.00	$1,105.80	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Brandywine Blue Actual	$1,000.00	$1,109.80	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17

*
Expenses are equal to the Funds’ annualized expense ratios of 1.10% and 1.22%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2013 and September 30, 2013).

Additional Director Information, Proxy Voting Policyand Quarterly Portfolio Schedules

For additional information about the Directors and Officers for the New Brandywine Funds or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Funds’ website at http://www.brandywinefunds.com. Information on how the Funds voted proxies relating to portfolio securities is available on the Funds’ website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Brandywine Fund and Brandywine Blue Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
	Portfolios in Fund Complex Over-	Principal Occupation	Other Directorships Held
Name, Age, Address	seen by Director	During Past Five Years	by Director

C. Quentin S. Jackson, 69 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 3 Portfolios	Mr. Jackson is retired. He was the President and Chief Executive Officer of Nuclear Electric Insurance Ltd., a multibillion-dollar company mutually owned by energy companies.	None

Stuart A. McFarland, 66 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Lead Independent Director October 2001 3 Portfolios
Mr. McFarland is Managing Partner
of Federal City Capital Advisors, LLC,
a financial advisory firm. He was the
Chairman of Federal City
Bancorp, a thrift holding company
from April 2004 until June 2007.
Helios Funds (8 portfolios) and Newcastle Investment Corporation

Thomas D. Wren, 61 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since June 2006 Audit Committee Chairman, since December 3 Portfolios
Mr. Wren is retired. He was a senior
adviser for Promontory Financial
Group, LLC from 2006 to 2011.
He was the Treasurer of MBNA
Corporation and its MBNA
2011America Bank, N.A. subsidiary
from 1995 to 2006.
ACM Financial Trust, Inc. and Hatteras Financial Corp.

Stephen M. Wynne, 58 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since September 2011 3 Portfolios
Mr. Wynne is retired. He was the
CEO of the U.S. Funds Services
business unit of Bank of New York
Mellon, following the acquisition
in 2010 of PNC Global Investment
Servicing. He was the CEO of PNC
Global Investment Servicing where
he served in various capacities from
1977 until 2010.

Copeland Trust (1 portfolio), and FundVantage Trust (21 portfolios)

James W. Zug, 73 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 3 Portfolios	Mr. Zug is retired. He was a Partner at PricewaterhouseCoopers LLP. He was employed with Pricewater- houseCoopers and its predecessors from 1964 until 2000.	Allianz Funds (19 portfolios), Amkor Technology, Inc. and Teleflex Inc.

Brandywine Fund and Brandywine Blue Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
“Interested Persons”		Portfolios in Fund Complex Over-	Principal Occupation	Other Directorships Held
of the Funds*	Name, Age, Address	seen by Director	During Past Five Years	by Director or Officer

	William F. D’Alonzo*, 58 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 President since 2003 Chairman since 2004 3 Portfolios	Mr. D’Alonzo joined Friess Associates in 1981 as part of the research team, became Chief Investment Officer in 1997, Chief Executive Officer in 2002 and Chairman in 2013.	None

	Joseph J. Fields*, 57 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Fields joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	Scott Gates*, 51 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2011 3 Portfolios	Mr. Gates joined Friess Associates in 2003 as part of the research team, became a Research Team Leader in 2008 and Chief Investment Officer in 2013.	None

	Gordon Kaiser*, 54 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 Treasurer since 2011 3 Portfolios	Mr. Kaiser joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	David D. Marky*, 48 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2002 Chief Compliance Officer since 2004 3 Portfolios	Mr. Marky joined Friess Associates in 2000. He currently serves as Chief Compliance Officer and Chief Operating Officer for the Friess Companies.	None

	Colleen Rowley*, 42 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Secretary since 2011 3 Portfolios	Mrs. Rowley joined Friess Associates in 1998. She currently serves as Head of Trading Operations for the Friess Companies.	None

The Brandywine Funds P.O. Box 701 Milwaukee, WI 53201-0701 (800) 656-3017 www.brandywinefunds.com bfunds@friess.com
Foster S. Friess
Founder

For additional information about the Directors and Officers of the New Brandywine Funds, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*
Messrs. D’Alonzo, Fields, Gates, Kaiser and Marky and Ms. Rowley are “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

IRA Investors . . .

One of the first recognizable benefits of the Brandywine Funds becoming part of the Managers Fund Family involves IRA maintenance fees.  There are none.  Shareholders invested through IRA accounts no longer will be asked to pay $15 each November to maintain their accounts.

Capital Gains Update . . .

The Brandywine Funds will not distribute capital gains stemming from fiscal 2013. Whether there are any capital gains distributions made for the calendar year will be determined over the final three months of 2013, but that possibility is very remote.

Both Funds finished September in net tax loss positions mainly consisting of net loss carry-forwards from previous periods. The Brandywine Funds are unlikely to make capital gains distributions, which are taxable events for shareholders in taxable accounts, until either gains are realized in excess of their accumulated net loss amounts or those net loss carry-forwards expire.

Definitions and Disclosures

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future portfolio holdings are subject to risk.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. References to other funds should not be interpreted as an offer of these securities. Securities discussed were not held by the Funds as of September 30, 2013, unless listed in the accompanying schedules of investments. Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from FactSet Research Systems Inc. (FactSet) and not to the actual performance of the Funds themselves. FactSet provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of September 30, 2013, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were 20.91, 10.53 and 7.98 percent; the Russell 1000 Growth Index’s were 19.27, 12.07 and 7.82 percent; the Russell 3000 Index’s were 21.60, 10.58 and 8.11 percent; the Russell 3000 Growth Index’s were 20.30, 12.16 and 7.99 percent; and the S&P 500 Index’s were 19.34, 10.02 and 7.57 percent.

P.O. Box 701, Milwaukee, WI 53201-0701

(800) 656-3017                www.brandywinefunds.com                bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP

Report Editor: Chris Aregood            Report Staff: David Marky, Adam Rieger

For information on the Officers and Service providers of the New Brandywine Funds,please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

10/13

Managed by Friess Associates, LLC	Annual Report	September 30, 2013

Dear Fellow Shareholders:

Following a first half in which stocks finished higher in four of the previous six months, the September quarter began in line with the year’s dominant trend. Stocks enjoyed a strong July as investors celebrated encouraging data points on housing, jobs and autos. Central banks here and abroad added to the enthusiasm by signaling ongoing commitment to easy monetary policy. The S&P 500 Index finished above 1,700 for the first time on August 1.

The market spent most of the next month retreating from that level as investors grew concerned about when the Federal Reserve might start to wind down its stimulus program. Inspired by new incremental evidence of economic progress, the market set a new high by mid-September, then stalled as political discord threatened a government shutdown at the quarter’s end. The good thing about the stop-and-go environment of the September quarter is that it was heavier on the go.

Brandywine Advisors Midcap Growth Fund grew 6.41 percent in the quarter as the S&P 500, Russell Midcap and Russell Midcap Growth Indexes gained 5.24, 7.70 and 9.34 percent. Brandywine Advisors posted positive returns in seven of the eight economic sectors represented in its portfolio during the quarter.

Energy holdings were the strongest performers in the portfolio. Dril-Quip and Oceaneering International, which both provide equipment and services to offshore drillers, were standout contributors. Dril-Quip and Oceaneering International exceeded June-quarter estimates with 42 and 36 percent year-over-year earnings growth, respectively.

Energy holdings outperformed the energy sector within the Russell Midcap Growth Index, helping make the portfolio’s energy representation the most significant contributor to relative performance.

Given a relative lack of earnings strength in the consumer staples sector, the Fund maintained limited exposure to the sector during the quarter. That worked in its favor in terms of relative results, as the consumer staples sector posted comparatively muted returns in the growth benchmark.

Brandywine Advisors enjoyed an added boost from the rural convenience store chain Casey’s General Stores, which continued to fuel expectation-beating earnings growth through store growth, expanded hours and new services. The company’s 42 percent April-quarter earnings growth topped the consensus estimate by 14 percent. The consumer staples sector was the second biggest contributor to results versus the Russell Midcap Growth Index.

Although a positive influence on absolute performance thanks to holdings such as Harley-Davidson and Whirlpool Corp., the consumer discretionary sector was the most notable detractor from relative performance. Expedia weighed on results as competitive encroachment ate into its online hotel bookings and led to lower-than-expected revenue. Homebuilder Lennar Corp. also detracted from results as interest rates rose as the Federal Reserve’s September Open Market Committee meeting approached.

Brandywine Advisors
Cumulative Total Return	% Change
Quarter	6.41
One Year	15.43
Five Years	1.82
Ten Years	44.86
Inception – 10/31/00	16.39
Annualized Total Return
Five Years	0.36
Ten Years	3.78
Inception – 10/31/00	1.18
* Expense Ratio – 1.22% as stated in the Prospectus dated January 31, 2013

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Wabtec and United Rentals helped make the industrial sector a positive performance force, but, like the consumer discretionary sector, a small group within the sector helped make industrial holdings as a group a negative influence relative to the growth benchmark. MasTec was the primary culprit, as the infrastructure company’s shares came under pressure after the company lost a contract with a telecommunications customer.

The September quarter ended on a note of caution as economic concerns surfaced as the Federal Reserve decided to maintain its stimulus program and political conflict threatened to shut the government down.

From a real-time economic perspective, we were encouraged by the earnings strength demonstrated by the companies that the Brandywine Advisors held, the variety of companies able to deliver growth and the market’s willingness to recognize growth in virtually all sectors.

Top overall performers included a semiconductor memory maker, a railcar equipment manufacturer, a pharmacy services provider, an offshore drilling equipment maker and an iconic motorcycle company.

For more information on holdings that influenced September-quarter performance, please see Roses & Thorns on page 5. For a discussion of the Fund’s experience over the fiscal year ended September 30, 2013, please see page 6.

Investors were transfixed on the Federal Reserve, but Congress did its best to steal the show. As opposing political parties itched for a showdown, Barron’s wrote: “Traders have watched politicians play ‘chicken’…for the past few weeks.”

Still, major market indexes stood sturdy with double-digit, year-to-date gains, and the slow-but-steady economic progress of the recent past was the general consensus going forward.

This should all sound familiar, but not just because it reads like a market watcher’s diary entry from the last day of the just-completed September quarter. These were the prevailing conditions as Barron’s in the waning days of 2012 polled Wall Street’s top strategists for their “Outlook 2013” predictions.

We try to keep a year-ahead forecast issue of at least one major business publication around the office not for its predictive value but because of the lessons that it offers as time goes by. Even the most thoughtful top-down forecast is a best guess. No amount of work in this endeavor will produce repeatable results – there are too many variables.

That said, no investment approach is universally reliable, but we believe performing legwork to glean insight into near-term earnings trends gives us the best chance to be right more often than we’re wrong.

We’re optimistic about the environment ahead based on the outlooks for the companies that populate the Brandywine Advisors portfolio. Companies in the portfolio are expected to finish 2013 with 21.9 percent earnings growth versus 7.4 percent for the companies in the S&P 500 Index, according to consensus estimates compiled by FactSet Research Systems.

That leads us into a new year in which year-over-year earnings growth for the typical Brandywine Advisors company is expected to rise to 17.9 percent in 2014, a rate more than 50 percent faster than the S&P 500 Index average.

Since we isolate companies that we believe enjoy strong potential to exceed earnings estimates, the average Friess company growth rate is higher using our internal forecasts.

Holdings from the industrial, consumer discretionary and technology sectors represent the largest percentages of portfolio assets as we begin the final quarter of 2013. Exposure to the financial sector is limited. Please see page 4 for more on the current makeup of the portfolio.

We are grateful for the shareholder support we received in order to make it possible for the Brandywine Funds to join the Managers Fund Family. We are excited to begin this new chapter in the history of the Brandywine Funds with you and the rest of the Brandywine Funds shareholder family as Brandywine Advisors approaches its 13-year anniversary.

As part of the ongoing evolution of Friess Associates that we began to formalize in this letter one year ago, our Chief Investment Officer, Scott Gates, will assume public-facing responsibilities that better reflect the role he plays in overseeing the Friess Associates research effort. Starting next quarter, Scott will become the signer of our communications, enabling him to share insights from his day-to-day work as leader of the research team. I will continue to serve as a resource to Scott and the rest of the Friess team as Chairman of Friess Associates.

Thank you again for your support. Rest assured that we are working hard to deliver results that earn your continued confidence in the months and years ahead.

Bill D’Alonzo
Friess Associates Chairman	September 30, 2013

2

Cost Discussion

Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distribu-tions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Midcap Growth Fund and to compare these costs withthe ongoing costs of investing in other mutual funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you have incurred during the period to the costs provided in the example at the end of this article.

The example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors Midcap Growth Fund currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	4/01/13	9/30/13	4/01/13-9/30/13
Brandywine Advisors Midcap Growth Fund Actual	$1,000.00	$1,070.60	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1. 20%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2013 and September 30, 2013).

Privacy Policy

Your privacy is important to all of us at the Brandywine Funds.

We do not sell your or former shareholders’ nonpublic personal information to anyone.

1.	We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.
2.
We may disclose your nonpublic personal information to unaffiliated third parties (such as the Funds’ transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3.
We restrict access to your nonpublic personal information to those employes who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Household Delivery of Shareholder Documents

Only one Prospectus, Annual and Semianual Report will be sent to shareholders with the same last name and address on their Brandywine accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-877-636-6460 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. If your shares are held through a financial institution, please contact them directly.

3

Brandywine Advisors Midcap Growth Fund

Portfolio Characteristics as of September 30, 2013

% Change in Top Ten Holdings From Book Cost

1.	Wabtec Corp.	+106.8%	6.	Quanta Services Inc.	+2.9%
2.	Micron Technology Inc.	+55.6%	7.	Universal Health Services Inc.	+7.7%
3.	Dollar Tree Inc.	+20.2%	8.	Jarden Corp.	+14.3%
4.	Harley-Davidson Inc.	+19.6%	9.	Verisk Analytics Inc.	+35.7%
5.	Vantiv Inc.	+42.1%	10.	AMC Networks Inc.	+2.1%

Estimated Earnings Growth Rate	The Portfolio’s Market Capitalization
of the Fund’s Investments

Forecasted Increase in Earnings Per Share 2014 vs 2013

Source: Consensus estimates from FactSet Research Systems Inc.

This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund. As of September 30, 2013, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 19.34, 10.02 and 7.57 percent.

Top Ten Industry Groups

4

Brandywine Advisors Midcap Growth Fund

September Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reason for Move
Micron Technology Inc.	$899.3	21.9
The manufacturer of DRAM and NAND memory for semiconductors grew June-quarter earnings to $0.04 per share from a loss of $0.32 a year ago, beating expectations. Better-than-expected pricing and volumes reflected the company’s ability to capitalize on supply disruptions at a competitor in the DRAM market. A recent acquisition added to earnings at a time when consolidation in the industry has fostered a more rational operating environment.

Wabtec Corp.	$853.4	17.7
The supplier of railcar equipment grew June-quarter earnings 16 percent, beating estimates. Accelerating international transit offset lower domestic volume while recent acquisitions have enhanced the company’s platforms and market positions. We expect Wabtec to continue to benefit from its ability to help supply Positive Train Control technology required in railway systems to meet federal mandates for 2015.

Dril-Quip Inc.	$758.3	27.1
The manufacturer of offshore drilling and production equipment used in deepwater and harsh environment applications grew June-quarter earnings 42 percent, beating estimates by 20 percent. Growth in orders exceeded expectations as demand for offshore equipment in the Gulf of Mexico increased. Vertically integrated, the installed base of the company’s wellhead and subsea equipment continues to grow, creating new opportunities for its services division.

Harley-Davidson Inc.	$627.4	17.2
The motorcycle manufacturer grew June-quarter earnings 13 percent, beating the consensus earnings estimate, despite unfavorable weather conditions in many large markets. The company’s large 2014 model launch and new product innovation, including improved hands free radio and water-cooled exhaust systems, have been helping generate sales. Cost controls in the manufacturing process have been increasing profitability.

Omnicare Inc.	$608.2	14.7
The provider of drug and pharmacy services to nursing homes beat estimates with 8 percent June-quarter earnings growth. Visibility improved due to higher retention rates and increasing new bed additions, helping shares move higher after trading at a significant discount to other pharmacy service-related names despite Omnicare’s similar revenue and earnings growth outlook. We sold Omnicare during the quarter as shares approached our target price.

	$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reason for Move
Expedia Inc.	$692.5	19.5
Increased competition negatively impacted the online travel agency’s revenue and earnings in the June quarter. Competitors paid a premium to acquire market share, which led to higher acquisition costs for Expedia and lower sales in key markets. Hotel bookings fell 19 percent year over year. We sold Expedia during the quarter to fund an idea with better near-term earnings visibility.

HMS Holdings Corp.	$498.5	13.1
HMS’s proprietary data processing and information management services assist health care providers with cost recovery and cost avoidance solutions. Shares declined during the quarter following the loss of a key contract. Our research indicates HMS has an excellent chance of restoring the relationship given its strong reputation in identifying fraud.

MasTec Inc.	$334.1	8.0
The infrastructure service provider for the cable, satellite, telecommunications and utility industries grew June-quarter earnings 31 percent, beating analyst estimates by 10 percent. Shares came under pressure after the company was removed from a large telecommunications project. Our research shows that MasTec’s backlogged business consists of higher-margin projects that should help more than offset the loss.

Embraer SA SP-ADR	$311.4	7.4
Shares of the Brazilian aircraft manufacturer retraced as Brazil’s financial markets pulled back on concerns that strong growth in the U.S. was not enough to offset lower demand from China and Brazil. Additionally, defense projects in Brazil were negatively impacted by budget pressures. We sold Embraer during the quarter to fund an idea with greater near-term earnings visibility.

Lennar Corp.	$252.6	5.5
The builder of homes and retirement communities topped August-quarter earnings estimates by 19 percent. Revenue increased 46 percent due to a combination of strong demand and higher average sale prices. Despite strong results, shares fell on worries the Federal Reserve would curtail its economic stimulus program, causing a spike in interest rates that raised concerns that higher mortgage rates could dampen housing demand. We sold Lennar early in the quarter.

All gains/losses are calculated on an average cost basis from June 30, 2013 through September 30, 2013.

5

Management’s Discussion of Results,

Brandywine Advisors Midcap Growth Fund

Fiscal year 2013 ended much like it began, with partisan political conflict dominating the news and threatening to impact the economy’s modest-paced recovery. Investor attention during much of the time in between the bouts of political drama focused on the Federal Reserve Bank, which announced in December 2012 that it would further ease monetary conditions by extending and expanding its monthly bond-buying program. Winding it down became a major topic of stock-market discussion by the period’s end, but the program remained in place at its original pace of $85 billion per month as of the end of September.

While Fed-inspired confidence marked much of the fiscal year, a combative political climate that surfaced in the weeks following the presidential election was the major influence on stocks at the start of the period. During the December quarter of 2012, the Congressional Budget Office predicted that failure to reach compromise in “fiscal cliff” negotiations would invite a recession in the first half of 2013. Brandywine Advisors Midcap Growth Fund, which isolates companies with above-average earnings growth prospects, declined as confidence in near-term earnings strength waned during the political standoff.

Conditions improved markedly in the wake of partial resolution to the fiscal cliff standoff and the Fed’s stated commitment to loose monetary policy. Brandywine Advisors posted positive returns in each of calendar year 2013’s first three quarters. The Fund outpaced its growth benchmark, the Russell Midcap Growth Index, at the start of the year as macro-level distractions subsided, but relative performance later stalled as economic concerns surfaced in the fiscal year’s second half.

Brandywine Advisors grew 15.43 percent in the 12 months through September 30, 2013. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes gained 19.34, 27.91 and 27.54 percent.

Brandywine uncovered the largest concentrations of earnings strength in the consumer discretionary and industrial sectors throughout the fiscal year. Those sectors, which contributed to absolute return, detracted from performance relative to the Russell Midcap Growth Index. Consumer discretionary stocks, including Lennar Corp. and Foot Locker, detracted most from relative results. Holdings from the health care and energy sectors contributed most to results versus the benchmark.

Wabtec, Micron Technology, Oceaneering International and Verisk Analytics were standout contributors. Detractors included Nuance Communications, Mellanox Technologies, GNC Holdings and ViroPharma.

Hypothetical Comparison of Change in Value of $10,000 Investment in Brandywine Advisors
Midcap Growth Fund, Russell Midcap Growth Index(1), Russell Midcap Index(2) and S&P 500 Index(3)

(1)
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values and includes reinvested dividends. The stocks are also members of the Russell 1000 Growth Index.

(2)	The Russell Midcap Index, a trademark of the Frank Russell Company, measures the performance of the smallest 800 companies in the Russell 1000 Index and includes reinvested dividends.
(3)
The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor’s Ratings Group. Each stock’s weighting is based on its relative total market value and includes reinvested dividends.

6

Additional Director Information, Proxy Voting Policy
and Quarterly Portfolio Schedules

For additional information about the Directors and Officers for the New Brandywine Advisors Fund or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov or the Fund’s website at http://www.brandywinefunds.com. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website or the website of the Commission no later than August 31 for the prior twelve months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
    Brandywine Advisors Midcap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Advisors Midcap Growth Fund (a series of Brandywine Blue Fund, Inc.) (the “Fund”) at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 7, the Board of Directors and the Fund’s shareholders approved a reorganization which became effective on October 1, 2013, after which date the shareholders of the Fund received a corresponding number of shares of a new Brandywine series of Managers Trust I in exchange for their shares and the Fund liquidated and ceased operations.

Milwaukee, Wisconsin
October 15, 2013

Brandywine Advisors Midcap Growth Fund
Statement of Assets and Liabilities
September 30, 2013

Assets:
Investments in securities, at value (cost $122,078,024)	$140,077,342
Receivable from investments sold	1,594,514
Cash	18,396
Dividends receivable	7,682
Prepaid expenses	4,859
Receivable from shareholders for purchases	208
Total assets	$141,703,001
Liabilities:
Payable for investments purchased	$4,430,373
Other liabilities	25,528
Payable to shareholders for redemptions	813
Total liabilities	4,456,714
Net Assets:
Capital Stock, $0.01 par value; 500,000,000 shares authorized; 15,587,745 shares outstanding	161,097,270
Net unrealized appreciation on investments	17,999,318
Accumulated net realized loss on investments	(41,300,654)
Undistributed net investment loss	(549,647)
Net assets	137,246,287
Total liabilities and net assets	$141,703,001
Calculation of net asset value per share:
Net asset value, offering and redemption price per share ($137,246,287 ÷ 15,587,745 shares outstanding)	$8.80

The accompanying notes to financial statements are an integral part of this statement.

7

Brandywine Advisors Midcap Growth Fund
Schedule of Investments
September 30, 2013

Shares		Cost	Value

Common Stocks - 92.4% (a)

CONSUMER DISCRETIONARY

	Apparel Retail - 0.7%
40,000	Express Inc.*	$938,728	$943,600
	Cable & Satellite - 3.0%
60,700	AMC Networks Inc.*	4,072,688	4,156,736
	Distributors - 2.5%
106,010	LKQ Corp.*	3,373,524	3,377,479
	Education Services - 2.5%
96,100	Bright Horizons Family
	Solutions Inc.*	3,178,394	3,443,263
	General Merchandise Stores - 3.5%
85,150	Dollar Tree Inc.*	4,050,791	4,867,174
	Home Furnishing Retail - 1.8%
57,500	Tempur Sealy International Inc.*	2,539,494	2,527,700
	Household Appliances - 2.9%
27,500	Whirlpool Corp.	3,722,231	4,027,100
	Housewares & Specialties - 3.1%
87,000	Jarden Corp.*	3,683,143	4,210,800
	Motorcycle Manufacturers - 3.1%
66,600	Harley-Davidson Inc.	3,578,012	4,278,384
	Specialty Stores -1.0%
30,000	Five Below Inc.*	1,350,880	1,312,500
	Total Consumer Discretionary	30,487,885	33,144,736
	This sector is 8.7% above your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 2.9%
54,500	Casey’s General Stores Inc.	3,674,397	4,005,750
	Household Products - 2.9%
66,500	Church & Dwight Co. Inc.	2,702,596	3,993,325
	Total Consumer Staples	6,376,993	7,999,075
	This sector is 25.4% above your Fund’s cost.
ENERGY
	Oil & Gas Equipment & Services - 8.9%
31,000	Dril-Quip Inc.*	2,416,865	3,557,250
89,900	Helix Energy Solutions Group Inc.*	2,133,992	2,280,763
39,300	Hornbeck Offshore Services Inc.*	2,209,840	2,257,392
50,460	Oceaneering International Inc.	2,727,379	4,099,370
	Total Energy	9,488,076	12,194,775
	This sector is 28.5% above your Fund’s cost.
FINANCIALS
	Property & Casualty Insurance - 2.9%
128,000	XL Group PLC	2,905,484	3,944,960
	Total Financials	2,905,484	3,944,960
	This sector is 35.8% above your Fund’s cost.
HEALTH CARE
	Health Care Facilities - 3.1%
56,300	Universal Health Services Inc.	3,921,290	4,221,937
	Health Care Technology - 2.4%
154,000	HMS Holdings Corp.*	3,807,950	3,312,540
	Total Health Care	7,729,240	7,534,477
	This sector is 2.5% below your Fund’s cost.
INDUSTRIALS
	Building Products - 0.5%
16,010	Fortune Brands Home &
	Security Inc.	625,455	666,496
	Construction & Engineering - 5.9%
128,500	MasTec Inc.*	3,654,319	3,893,550
155,000	Quanta Services Inc.*	4,143,245	4,264,050
	Construction & Farm Machinery & Heavy Trucks - 4.1%
90,400	Wabtec Corp.	2,748,467	5,683,448
	Electrical Components & Equipment - 2.4%
78,000	Generac Holdings Inc.	3,299,741	3,325,920
	Marine - 2.5%
39,300	Kirby Corp.*	3,179,502	3,401,415
	Railroads - 2.3%
28,615	Kansas City Southern	3,106,774	3,129,337
	Research & Consulting Services - 3.1%
64,700	Verisk Analytics Inc.*	3,096,409	4,202,912
	Trading Companies & Distributors - 5.4%
130,000	Air Lease Corp.	3,078,265	3,595,800
65,000	United Rentals Inc.*	3,412,456	3,788,850
	Total Industrials	30,344,633	35,951,778
	This sector is 18.5% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 2.6%
91,500	Informatica Corp.*	2,901,771	3,565,755
	Communications Equipment - 2.7%
110,030	Ubiquiti Networks Inc.	3,620,312	3,695,908
	Data Processing & Outsourced Services - 3.1%
152,900	Vantiv Inc.*	3,006,945	4,272,026

8

Brandywine Advisors Midcap Growth Fund

Schedule of Investments (Continued)
September 30, 2013

Shares or Principal Amount		Cost	Value

Common Stocks - 92.4% (a) (Continued)

	Semiconductors - 9.4%
93,800	Microchip Technology Inc.	$3,690,864	$3,779,202
286,500	Micron Technology Inc.*	3,216,298	5,005,155
88,100	Xilinx Inc.	3,562,595	4,128,366
	Systems Software - 1.2%
39,300	FireEye Inc.*	1,517,928	1,632,129
	Total Information Technology	21,516,713	26,078,541
	This sector is 21.2% above your Fund’s cost.
	Total common stocks	108,849,024	126,848,342
Short-Term Investments - 9.7% (a)
	Commercial Paper - 9.7%
$13,229,000	Prudential Funding LLC,
	due 10/01/13, discount of 0.05%	13,229,000	13,229,000
	Total short-term investment	13,229,000	13,229,000
	Total investments - 102.1%	$122,078,024	140,077,342
	Liabilities, less cash
	and receivables - (2.1%) (a)		(2,831,055)
	TOTAL NET ASSETS - 100.0%		$137,246,287

(a) Percentages for the various classifications relate to net assets.
* Non-dividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations
For the Year Ended September 30, 2013
Income:
Dividends	$1,269,984
Interest	5,529
Total income	1,275,513
Expenses:
Management fees	1,251,389
Administrative and accounting services	47,833
Service and Distribution expenses	46,210
Professional fees	45,007
Transfer agent fees	42,660
Registration fees	32,667
Board of Directors fees and expenses	20,327
Printing and postage expense	19,882
Custodian fees	15,454
Insurance expense	9,307
Other expenses	670
Total expenses	1,531,406
Net Investment Loss	(255,893)
Net Realized Gain on Investments	10,128,477
Net Increase in Unrealized Appreciation on Investments	8,506,279
Net Gain on Investments	18,634,756
Net Increase in Net Assets Resulting From Operations	$18,378,863

The accompanying notes to financial statements are an integral part of this statement.

9

Brandywine Advisors Midcap Growth Fund
Statements of Changes in Net Assets
For the Years Ended September 30, 2013 and 2012

	2013	2012
Operations:
Net investment loss	$(255,893)	$(472,977)
Net realized gain (loss) on investments	10,128,477	(6,470,495)
Net increase in unrealized appreciation on investments	8,506,279	21,366,843
Net increase in net assets resulting from operations	18,378,863	14,423,371

Distributions to Shareholders:
Distributions from net investment income ($0.00618 per share)	(96,485)	—

Fund Share Activities:
Proceeds from shares issued (118,240 and 112,075 shares, respectively)	982,334	922,233
Net asset value of shares issued in distributions reinvested (439 shares)	3,171	—
Cost of shares redeemed (226,959 and 2,460,508 shares, respectively)	(1,790,607)	(18,502,586)
Net decrease in net assets derived from Fund share activities	(805,102)	(17,580,353)
Total Increase (Decrease)	17,477,276	(3,156,982)

Net Assets at the Beginning of the Year	119,769,011	122,925,993
Net Assets at the End of the Year	$137,246,287	$119,769,011
(Includes undistributed net investment income of $0 and $0, respectively)

Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.63	$6.82	$7.13	$6.86	$8.65
Income from investment operations:
Net investment loss(1)	(0.02)	(0.03)	(0.05)	(0.02)	(0.04)
Net realized and unrealized gains (losses)
on investments	1.20	0.84	(0.26)	0.29	(1.75)
Total from investment operations	1.18	0.81	(0.31)	0.27	(1.79)
Less distributions:
Distributions from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	—	—	—	—	—
Total from distributions	(0.01)	—	—	—	—
Net asset value, end of year	$8.80	$7.63	$6.82	$7.13	$6.86
TOTAL RETURN	15.43%	11.88%	(4.35%)	3.94%	(20.69%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	137,246	119,769	122,926	178,780	148,518
Ratio of operating expenses
to average net assets	1.22%	1.22%*	1.25%*	1.28%	1.30%
Ratio of net investment loss
to average net assets	(0.20%)	(0.37%)	(0.63%)	(0.30%)	(0.62%)
Portfolio turnover rate	235%	266%	241%	226%	240%

(1)     Net investment loss per share was calculated using average shares outstanding.
*Interest expense is less than 0.005% of average net assets.

The accompanying notes to financial statements are an integral part of these statements.

10

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements
September 30, 2013

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Brandywine Advisors Midcap Growth Fund (the “Fund”). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940 (the “Act”), as amended, and is a series of the Brandywine Blue Fund, Inc. (the “Blue Fund”). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2013, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Act. Accordingly certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

Fair value is defined as the price that the Fund would receive upon selling an investment at the measurement date or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

Valuation Inputs	Investments in Securities
Level 1 – Common Stocks	$126,848,342
Level 2 – Short-Term Commercial Paper	13,229,000
Level 3 –	—
Total	$140,077,342

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ended September 30, 2013.
See the Schedule of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
(d)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(e)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” (“RIC”) and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(f)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2013, open Federal tax years include the tax years ended September 30, 2010 through 2013. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

11

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
September 30, 2013

(1)	Summary of Significant Accounting Policies (Continued)

(g)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. For the year ended September 30, 2013, the Fund’s reclassifications were as follows:

Undistributed	Accumulated
Net Investment	Net realized
Loss	Loss	Paid In Captal
$21,386	$—	($21,386)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties

The Fund had a management agreement with Friess Associates, LLC (the “Adviser”), with whom certain Officers and a Director of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund.

The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the “Sub-Adviser”), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervised the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser paid the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurred in performing its services as Sub-Adviser. This relationship did not increase the annual management fee the Fund paid to the Adviser.

Under the management agreement, the Adviser reimbursed the Fund for expenses over 1.95% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2013.

The Fund paid each of the five independent directors annual fees of $3,400. The lead independent director and chairman of the audit committee were paid an additional $8,000 and $5,000 annually, respectively, divided proportionately among all the Brandywine Funds. All of the corresponding fees the directors receive were paid quarterly to the directors and then invested on the payment date in shares of the Fund at the net asset value of the Fund on the payment date. The Fund also reimbursed directors for travel costs incurred in order to attend meetings of the Board of Directors. For the year ended September 30, 2013, the Fund expensed the following directors fees and costs:

Directors Fees and Travel Costs expensed during the year	$20,327

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2013, approximately 97% of the outstanding shares of the Fund are owned by an affiliate of the Adviser.

(3)	Credit Agreement

U.S. Bank, National Association, has made available to the Fund a $4,000,000 unsecured credit facility pursuant to a Credit Agreement, effective September 1, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. During the year ended September 30, 2013, the Fund did not borrow against its Credit Agreement. The Credit Agreement closed as of September 30, 2013.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions

For the year ended September 30, 2013, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $281,313,488 and $289,356,220, respectively.

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2013:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$122,088,604	$18,607,725	($618,987)	$17,988,738	$—	$—

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Post-enactment losses must be utilized prior to pre-enactment losses. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The RIC Act now

12

Brandywine Advisors Midcap Growth Fund
Notes to Financial Statements (Continued)
September 30, 2013

(6)	Income Tax Information (Continued)

allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains. This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2013 and 2012, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, tax basis post-October losses as of September 30, 2013, which are not recognized for tax purposes until the first day of the following fiscal year, and late year ordinary losses are:

September 30, 2013						September 30, 2012
Pre-Enactment
Ordinary	Long-Term	Net Capital	Post-Enactment		Late Year	Ordinary	Long-Term
Income	Capital Gains	Loss	Capital Loss	Post-October	Ordinary	Income	Capital Gains
Distributions	Distributions	Carryovers	Carryovers	Losses	Losses	Distribution	Distributions
$96,485	$ —	$41,290,073	$ —	$ —	$549,647	$ —	$ —

		Post-Enactment
Net Capital Loss Carryovers Expiring		Capital Loss
2017	2018	Carryforwards
$9,338,872	$31,951,201	$ —

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2013 which is designated as qualifying for the dividends received deduction is 100% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2013 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100% (unaudited).

(7)	Subsequent Events Disclosure

The Board of Directors unanimously approved a plan of reorganization (the “Agreement”) pursuant to which the Brandywine Advisors Midcap Growth Fund, a series of Brandywine Blue Fund, Inc., would transfer all of its assets and liabilities to a new Brandywine series of Managers Trust I (the “Trust” or “Acquiring Fund”). The Agreement was approved by the Fund’s shareholders on September 23, 2013 and the reorganization became effective on October 1, 2013. Upon closing of the reorganization, shareholders of the Fund received a corresponding number of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund liquidated and ceased operations.

(8)	Matters Submitted to a Shareholder Vote (Unaudited)

At the Special Meeting of Shareholders of the Brandywine Advisors Midcap Growth Fund held September 23, 2013, the following votes were recorded. The Proposal, which shareholders were asked to vote on, is explained in further detail in the proxy statement dated July 13, 2013.

Proposal 1 - To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of Brandywine Advisors Midcap Growth Fund in exchange for shares of the New Brandywine Advisors Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of Brandywine Advisors Midcap Growth Fund in connection with the reorganization. The results are as follows:

	No. of Shares	% of Outstanding Shares	% of Share Voted
Brandywine Advisors Midcap Growth Fund
Proposal 1
Affirmative	15,228,839	97.543%	99.906%
Against	11,266	0.072%	0.74%
Abstain	0	0.000%	0.000%
Totals	15,240,105	97.615%	100.000%

Pursuant to the Act, such total votes on the proposal represented a quorum of the outstanding shares of the Fund.

13

Brandywine Advisors Midcap Growth Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
	Portfolios in Fund Complex Over-	Principal Occupation	Other Directorships Held
Name, Age, Address	seen by Director	During Past Five Years	by Director

C. Quentin S. Jackson, 69 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 3 Portfolios	Mr. Jackson is retired. He was the President and Chief Executive Officer of Nuclear Electric Insurance Ltd., a multibillion-dollar company mutually owned by energy companies.	None

Stuart A. McFarland, 66 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Lead Independent Director October 2001 3 Portfolios
Mr. McFarland is Managing Partner
of Federal City Capital Advisors, LLC,
a financial advisory firm. He was the
Chairman of Federal City
Bancorp, a thrift holding company
from April 2004 until June 2007.
Helios Funds (8 portfolios) and Newcastle Investment Corporation

Thomas D. Wren, 61 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since June 2006 Audit Committee Chairman, since December 3 Portfolios
Mr. Wren is retired. He was a senior
adviser for Promontory Financial
Group, LLC from 2006 to 2011.
He was the Treasurer of MBNA
Corporation and its MBNA
2011America Bank, N.A. subsidiary
from 1995 to 2006.
ACM Financial Trust, Inc. and Hatteras Financial Corp.

Stephen M. Wynne, 58 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since September 2011 3 Portfolios
Mr. Wynne is retired. He was the
CEO of the U.S. Funds Services
business unit of Bank of New York
Mellon, following the acquisition
in 2010 of PNC Global Investment
Servicing. He was the CEO of PNC
Global Investment Servicing where
he served in various capacities from
1977 until 2010.

Copeland Trust (1 portfolio), and FundVantage Trust (21 portfolios)

James W. Zug, 73 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 3 Portfolios	Mr. Zug is retired. He was a Partner at PricewaterhouseCoopers LLP. He was employed with Pricewater- houseCoopers and its predecessors from 1964 until 2000.	Allianz Funds (19 portfolios), Amkor Technology, Inc. and Teleflex Inc.

14

Brandywine Advisors Midcap Growth Fund Directors and Officers

Position, Term of Office and Length
of Time Served and Number of
“Interested Persons”		Portfolios in Fund Complex Over-	Principal Occupation	Other Directorships Held
of the Funds*	Name, Age, Address	seen by Director	During Past Five Years	by Director or Officer

	William F. D’Alonzo*, 58 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Director Indefinite Term since October 2001 President since 2003 Chairman since 2004 3 Portfolios	Mr. D’Alonzo joined Friess Associates in 1981 as part of the research team, became Chief Investment Officer in 1997, Chief Executive Officer in 2002 and Chairman in 2013.	None

	Joseph J. Fields*, 57 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 3 Portfolios	Mr. Fields joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	Scott Gates*, 51 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2011 3 Portfolios	Mr. Gates joined Friess Associates in 2003 as part of the research team, became a Research Team Leader in 2008 and Chief Investment Officer in 2013.	None

	Gordon Kaiser*, 54 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2007 Treasurer since 2011 3 Portfolios	Mr. Kaiser joined Friess Associates in 1999. He is currently a Client Relationship Manager of the Friess Companies.	None

	David D. Marky*, 48 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Vice President since 2002 Chief Compliance Officer since 2004 3 Portfolios	Mr. Marky joined Friess Associates in 2000. He currently serves as Chief Compliance Officer and Chief Operating Officer for the Friess Companies.	None

	Colleen Rowley*, 42 c/o Friess Associates P.O. Box 4166 Greenville, DE 19807	Secretary since 2011 3 Portfolios	Mrs. Rowley joined Friess Associates in 1998. She currently serves as Head of Trading Operations for the Friess Companies.	None

The Brandywine Funds P.O. Box 701 Milwaukee, WI 53201-0701 (800) 656-3017 www.brandywinefunds.com bfunds@friess.com
Foster S. Friess
Founder

For additional information about the Directors and Officers of the New Brandywine Funds, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge.

*
Messrs. D’Alonzo, Fields, Gates, Kaiser and Marky and Ms. Rowley are “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Funds and employees of Friess Associates, LLC.

15

IRA Investors . . .
One of the first recognizable benefits of the Brandywine Funds becoming part of the Managers Fund Family involves IRA maintenance fees.  There are none.  Shareholders invested through IRA accounts no longer will be asked to pay $15 each November to maintain their accounts.

Capital Gains Update . . .
Brandywine Advisors Midcap Growth Fund will not distribute capital gains stemming from fiscal 2013. Whether there is a capital gains distribution made for the calendar year will be determined over the final three months of 2013, but that possibility is remote.

The Fund finished September in a net tax loss position mainly consisting of its net loss carry-forward from previous periods. Brandywine Advisors will not make a capital gains distribution, which is a taxable event for shareholders in taxable accounts, until either gains are realized in excess of the accumulated net loss amount or the net loss carry-forward expires.

Definitions and Disclosures
Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Current and future holdings are subject to risk.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. References to other funds should not be interpreted as an offer of these securities. Securities discussed were not held by the Fund as of September 30, 2013, unless listed in the accompanying statement of net assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from FactSet Research Systems Inc. (FactSet) and not to the actual performance of the Fund itself. FactSet provides analytical information and services to the investment community. The S&P 500, Russell Midcap and Russell Midcap Growth Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. Book Value (Cost) is a security’s cost basis. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing or forward 12-month earnings per share.

As of September 30, 2013, the S&P 500 Index’s average annual total returns for 1, 5 and 10 years were 19.34, 10.02 and 7.57 percent; the Russell Midcap Index’s were 27.91, 12.97 and 10.78 percent; and the Russell Midcap Growth Index’s were 27.54, 13.92 and 10.16 percent.

P.O. Box 701, Milwaukee, WI 53201-0701

(877) 636-6460	www.brandywinefunds.com	bfunds@friess.com

Investment Adviser: Friess Associates, LLC	Administrator, Accountant & Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Distributor: Quasar Distributors, LLC
Legal Counsel: Foley & Lardner LLP

Report Editor: Chris Aregood	Report Staff: David Marky, Adam Rieger

For information on the Officers and Service providers of the New Brandywine Fund, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge.

10/13

16

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Thomas D. Wren, a member of the audit committee, is an audit committee financial expert.  Mr. Wren is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$59,650 (FY 2013) and $52,193 (FY 2012) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) $137,611 (FY 2013) and $122,650 (FY 2012) in non-audit fees were billed to the registrant’s investment adviser for tax return preparation and GIPS performance verification services.

(h) The Audit Committee of the registrant determined that the provision of non-audit services rendered to the registrant’s investment adviser by the principal accountant disclosed in paragraph (g) of this Item 4, was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10-A3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 25, 2013, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated. There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12.  Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brandywine Blue Fund, Inc.
Registrant

By   /s/William F. D’Alonzo
        William F. D’Alonzo, President,  Principal Executive Officer

Date     October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Brandywine Blue Fund, Inc.
Registrant

By    /s/J. Gordon Kaiser
         J. Gordon Kaiser, Treasurer, Principal Financial Officer

Date     October 25, 2013